EXHIBIT 7.1


                        POWER OF ATTORNEY FOR TINA SINGH

     This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of any unit investment trust sponsored by TSC Distributors, LLC and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.

                                POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned officer of TSC Distributors, LLC, hereby constitute and appoint Tina K. Singh, provided that such person is employed by TSC Distributors, LLC, (with full power to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with respect to any series of any unit investment trust sponsored by TSC Distributors, LLC and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signed this  16th day of April 2013.

By     /s/ TINA SINGH
    ------------------------
         Tina Singh




                       POWER OF ATTORNEY FOR RICH FINELLI

     This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of any unit investment trust sponsored by TSC Distributors, LLC and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.




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                                POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned officer of TSC Distributors, LLC, hereby constitute and appoint Tina K. Singh, provided that such person is employed by TSC Distributors, LLC, (with full power to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with respect to any series of any unit investment trust sponsored by TSC Distributors, LLC and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signed this  16th day of April 2013.

By     /s/ Rich Finelli
    ------------------------
         Rich Finelli




                     POWER OF ATTORNEY FOR JEROME A. VAINISI

     This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of any unit investment trust sponsored by TSC Distributors, LLC and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.

                                POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned officer of TSC Distributors, LLC, hereby constitute and appoint Tina K. Singh, provided that such person is employed by TSC Distributors, LLC, (with full power to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration


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Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or
N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with respect to any series of any unit investment trust sponsored by TSC Distributors, LLC and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signed this  15th day of April 2013.

By     /s/ JEROME A. VAINISI
    ------------------------
         Jerome A. Vainisi




                       POWER OF ATTORNEY FOR NEIL SULLIVAN

     This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of any unit investment trust sponsored by TSC Distributors, LLC and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.

                                POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned officer of TSC Distributors, LLC, hereby constitute and appoint Tina K. Singh, provided that such person is employed by TSC Distributors, LLC, (with full power to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with respect to any series of any unit investment trust sponsored by TSC Distributors, LLC and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing


                                       -3-

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requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signed this  15th day of April 2013.

By     /s/ NEIL SULLIVAN
    ------------------------
         Neil Sullivan

























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